Exhibit 99

PELICAN FINANCIAL, INC.

Pro Forma Balance Sheet (unaudited)

September 30, 2003

	September 30, 2003 as Reported	Washtenaw Mortgage Disposed Assets	Adjustments	Pelican Financial Pro Forma September 30, 2003
ASSETS
Cash and cash equivalents
Cash and demand deposits due from banks	$3,460,900	$100,000	$(100,000)	$3,460,900
Interest-bearing deposits	81,875,401	—		81,875,401
Federal funds sold	2,356,162	—		2,356,162
Total cash and cash equivalents	87,692,463	100,000	(100,000)	87,692,463
Accounts receivable, net	5,720,588	5,016,431	(5,815)	709,972
Securities available for sale	4,704,661	—		4,704,661
Federal Reserve & Federal Home Loan Bank Stock	1,230,000	—		1,230,000
Loans held for sale	146,413,135	149,026,308	(2,613,173)	—
Loans receivable, net	108,031,068	—		108,031,068
Mortgage servicing rights, net	22,720,128	22,680,028		40,100
Other real estate owned	1,575,367	712,335		863,032
Premises and equipment, net	2,802,242	1,481,658		1,320,584
Other assets	2,043,346	2,656,773	(1,562,088)	948,661

	$382,932,998	$181,673,533	$(4,281,076)	$205,540,541

LIABILITIES AND SHAREHOLDER’S EQUITY
Liabilities
Deposits
Noninterest-bearing	$78,618,523	$—	$(100,000)	$78,718,523
Interest-bearing	91,129,097	—	—	91,129,097
Total deposits	169,747,620	—	(100,000)	169,847,620
Due to bank	21,412,516	21,412,516	—	—
Notes payable	52,124,144	51,707,477	—	416,667
Repurchase agreements	56,734,911	56,734,911	—	—
Federal Home Loan Bank borrowings	18,000,000	—	—	18,000,000
Other liabilities	24,936,882	29,117,501	(3,969,070)	(211,549)
Total liabilities	342,956,073	158,972,405	(4,069,070)	188,052,738

Shareholder’s equity
Preferred stock, $.01 par value 1,000,000 shares authorized; none outstanding	—	—	—
Common stock, $.01 par value 9,000,000 shares authorized 4,470,241 outstanding	44,702	44,632	(44,632)	44,702
Additional paid in capital	15,453,939	1,956,184	(1,956,184)	15,453,939
Retained earnings	24,654,633	20,700,312	1,788,810	2,165,511
Accumulated other comprehensive income net of tax	(176,349)			(176,349)
Total shareholder’s equity	39,976,925	22,701,128	(212,006)	17,487,803

	$382,932,998	$181,673,533	$(4,281,076)	$205,540,541

PELICAN FINANCIAL, INC.

Pro Forma Consolidated Statement of Income (unaudited)

Nine months ended September 30, 2003

	Nine Months Ended September 30, 2003 as Reported	Washtenaw Mortgage Disposed Operations	Adjustments	Pelican Financial Inc. Pro Forma
Interest income	$18,179,919	$10,924,519	$(503,802)	$7,759,202
Interest expense	7,359,946	5,375,221	(523,660)	2,508,385
Net interest income	10,819,973	5,549,298	19,858	5,250,817
Provision for loan losses	888,000	—	—	888,000
Net interest income after provision for loan losses	9,931,973	5,549,298	19,858	4,362,817
Noninterest income
Gain on sales of securities	129,360	—	—	129,360
Service charges on deposit accounts	141,159	—	—	141,159
Servicing income	5,305,973	5,291,939	—	14,034
Gain on sales of mortgage servicing rights and loans, net	38,252,995	38,304,578	(143,627)	92,044
Other income	711,057	800,017	(91,480)	2,520
Total noninterest income	44,540,544	44,396,534	(235,107)	379,117
Noninterest expense
Compensation and employee benefits	21,329,877	18,611,430	—	2,718,447
Occupancy and equipment	1,989,264	1,258,690	—	730,574
Telephone	518,898	446,333	—	72,565
Postage	593,337	572,554	—	20,783
Amortization of mortgage servicing rights	4,355,425	4,325,636	—	29,789
Mortgage servicing rights valuation adjustment	2,219,089	2,219,089	—	—
Other noninterest expense	8,950,858	7,488,139	(91,480)	1,554,199
Total noninterest expense	39,956,748	34,921,871	(91,480)	5,126,357
Income (loss) before income taxes and cumulative effect of change in accounting principle	14,515,769	15,023,961	(123,769)	(384,423)
Provision for income taxes	4,953,524	5,125,001	(42,081)	(129,396)
Income (loss) before cumulative effect of change in accounting principle	9,562,245	9,898,960	(81,688)	(255,027)
Cumulative effect of change in accounting principle, net of tax	—	—	—	—

Net income (loss)	$9,562,245	$9,898,960	$(81,688)	$(255,027)

Earnings (loss) per share before cumulative effect of change in accounting principle	$2.13	$2.21	$(0.02)	$(0.06)
Per share cumulative effect of change in accounting principle	—	—	—	—
Earnings (loss) per share	$2.13	$2.21	$(0.02)	$(0.06)

PELICAN FINANCIAL, INC.

Pro Forma Consolidated Statement of Income (unaudited)

Year ended December 31, 2002

	Year Ended December 31, 2003 as Reported	Washtenaw Mortgage Disposed Operations	Adjustments	Pelican Financial, Inc. Pro Forma
Interest income	$21,913,715	$11,400,554	$(311,847)	$10,825,008
Interest expense	9,561,820	5,593,984	(336,951)	4,304,787
Net interest income	12,351,895	5,806,570	25,104	6,520,221
Provision for loan losses	300,000	—	—	300,000
Net interest income after provision for loan losses	12,051,895	5,806,570	25,104	6,220,221
Noninterest income
Gain on sales of securities	162,776	—		162,776
Service charges on deposit accounts	155,609	—		155,609
Servicing income	6,128,337	6,117,236		11,101
Gain on sales of mortgage servicing rights and loans, net	25,382,161	25,012,380		369,781
Other income	659,055	663,618	(77,208)	72,645
Total noninterest income	32,487,938	31,793,234	(77,208)	771,912
Noninterest expense
Compensation and employee benefits	16,587,169	14,353,581		2,233,588
Occupancy and equipment	1,979,781	1,219,234		760,547
Telephone	565,751	507,952		57,799
Postage	667,421	624,498		42,923
Amortization of mortgage servicing rights	4,544,949	4,531,997		12,952
Mortgage servicing rights valuation adjustment	8,616,240	8,616,240		—
Other noninterest expense	6,506,718	5,008,482	(77,208)	1,575,444
Total noninterest expense	39,468,029	34,861,984	(77,208)	4,683,253
Income (loss) before income taxes and cumulative effect of change in accounting principle	5,071,804	2,737,820	25,104	2,308,880
Provision for income taxes	1,743,149	947,966	8,535	786,648
Income (loss) before cumulative effect of change in accounting principle	3,328,655	1,789,854	16,569	1,522,232
Cumulative effect of change in accounting principle, net of tax	413,449	413,449	—	—
Net income (loss)	$3,742,104	$2,203,303	$16,569	$1,522,232
Earnings (loss) per share before cumulative effect of change in accounting principle	$0.84	$0.50	$0.00	$0.34
Per share cumulative effect of change in accounting principle	—	0.09	0.00	0.00
Earnings (loss) per share	$0.84	$0.59	$0.00	$0.34